PHARMAC
Jewel Osco
DICK'S
SPORTING GOODS
WHOLE FOODS MARKET

Inland Real Estate Corporation

Supplemental Financial Information

www.inlandrealestate.com

ROSS
DRESS FOR LESS
TJ·maxx
HomeGoods
BEST BUY
Chipotle
MEXICAN GRILL
Walmart
Neighborhood Market
NORDSTROM rack
BED BATH & BEYOND
PETSMART
Banfield
STARBUCKS COFFEE
ULTA
Kroger
Marketplace

2901 Butterfield Road • Oak Brook, Illinois 60523 • Telephone: (877) 206-5656 • Facsimile: (630) 218-7357

Supplemental Financial Information - September 30, 2015

Page	Table of Contents

2	Company Information

3	Other Information

5	Consolidated Balance Sheets

6	Consolidated Statements of Operations

7	Funds From Operations and Other Information

8	Earnings Before Interest, Taxes, Depreciation and Amortization

9	Same Store Net Operating Income

12	Pro Rata Consolidated Information

13	Selected Financial Ratios and Guidance

14	Summary of Outstanding Debt as of September 30, 2015

17	Significant Retail Tenants

19	Portfolio Metrics

20	Lease Expiration Analysis

23	Leasing Activity

25	Leasing Activity - Anchors and Non-Anchors

26	Property Transactions

27	Development Pipeline

28	Unconsolidated Joint Venture Summary

30	Investment Properties

1

Company Information

Inland Real Estate Corporation strives to be a leading owner and operator of high quality, necessity and value based retail centers in prime locations throughout the Central and Southeastern United States. We seek to provide predictable, sustainable cash flows and continually enhance shareholder value through the expert management and strategic improvement of our portfolio of premier retail assets. We have elected to be taxed as a real estate investment trust ("REIT") for federal income tax purposes. As of September 30, 2015, we owned interests in 136 investment properties, including 37 properties owned through our unconsolidated joint ventures.

Corporate Headquarters
2901 Butterfield Road
Oak Brook, IL 60523
www.inlandrealestate.com

Investor Relations/Media Relations	New York Stock Exchange
Dawn Benchelt	Preferred Stock Symbol IRC-PA
Investor Relations Director	Preferred Stock Symbol IRC-PB
(630) 451-8243	Common Stock Symbol IRC
benchelt@inlandrealestate.com

Transfer Agent	Stock Specialist
Computershare Shareholder Services	KCG
P.O. Box 30170	One Liberty Plaza
College Station, TX 77842-3170	165 Broadway, 19th Floor
(800) 368-5948	New York, NY 10008

Analyst Coverage

Bank of America Merrill Lynch	BMO Capital Markets	KeyBanc Capital Markets
Craig Schmidt	Paul E. Adornato	Todd M. Thomas
(646) 855-3640	(212) 885-4170	(917) 368-2286
craig.schmidt@baml.com	paul.adornato@bmo.com	tthomas@key.com

Jane Wong		Drew Smith
(646) 855-3378		(917) 368-2329
jane.wong1@baml.com		andrew.smith@key.com

Raymond James & Associates, Inc.		Wells Fargo Securities, LLC
Paul D. Puryear		Jeffrey J. Donnelly
(727) 567-2253		(617) 603-4207
paul.puryear@raymondjames.com		jeff.donnelly@wellsfargo.com

Collin Mings		Tamara Fique
(727) 567-2585		(443) 263-6568
collin.mings@raymondjames.com		tamara.fique@wellsfargo.com

2

Other Information

All items in the supplemental financial information are in thousands except per share data, square footage data and number of leases. All amounts shown in this report are unaudited.

Caution Regarding Forward Looking Statements
Certain information in this supplemental information may constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that do not reflect historical facts and instead reflect our management's intentions, beliefs, expectations, plans or predictions of the future.  Forward-looking statements can often be identified by words such as "seek," “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management's intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of our business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. Forward-looking statements are not guarantees of future performance, and investors should not place undue reliance on them. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the risks listed and described under Item 1A”Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2015, as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC. Except as otherwise required by applicable law, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement in this release to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based.

Funds From Operations ("FFO")
We consider FFO a widely accepted and appropriate measure of performance for a REIT.  FFO provides a supplemental measure to compare our performance and operations to other REITs.  Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated entities in which the REIT holds an interest.  In addition, NAREIT has further clarified the FFO definition to add-back impairment write-downs of depreciable real estate or of investments in unconsolidated entities that are driven by measurable decreases in the fair value of depreciable real estate.  Under U.S. GAAP, impairment charges reduce net income.  While impairment charges are added back in the calculation of FFO, we caution that because impairments to the value of any property are typically based on reductions in estimated future undiscounted cash flows compared to current carrying value, declines in the undiscounted cash flows which led to the impairment charges reflect declines in property operating performance that may be permanent.  We have adopted the NAREIT definition for computing FFO.  Recurring FFO includes adjustments to FFO for the impact of lease termination income, certain gains and non-cash impairment charges of non-depreciable real estate, net of taxes recorded in comparable periods, in order to present the performance of our core portfolio operations.  Management uses the calculation of FFO and Recurring FFO for several reasons.  FFO and Recurring FFO are used to compare our performance to that of other REITs in our peer group.  The calculation of FFO and Recurring FFO may vary from entity to entity because capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO and Recurring FFO whereas items that are expensed reduce FFO and Recurring FFO.  Consequently, our presentation of FFO and Recurring FFO may not be comparable to other similarly titled measures presented by other REITs.  Additionally, Recurring FFO per weighted average common share outstanding is used in the employment agreements we have with our executives to determine a portion of incentive compensation payable to them. FFO and Recurring FFO do not represent cash flows from operations as defined by U.S. GAAP, are not indicative of cash available to fund cash flow needs and liquidity, including our ability to pay distributions, and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")
EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense; and (4) gains (loss) on non-operating property.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other REITs.

We believe EBITDA is an important supplemental non-GAAP measure.  We utilize EBITDA to calculate our interest expense coverage ratio, which equals EBITDA divided by total interest expense.  We believe that using EBITDA, which excludes the effect of non-operating expenses and non-cash charges, all of which are based on historical cost and may be of limited significance in evaluating current performance, facilitates comparison of core operating profitability between periods and between REITs, particularly in light of the use of EBITDA by a seemingly large number of REITs in their reports on Forms 10-Q and 10-K.  We believe that investors should consider EBITDA in conjunction with net income and the other required U.S. GAAP measures of our performance to improve their understanding of our operating results.  Recurring EBITDA includes adjustments to EBITDA

3

Other Information

for the impact of lease termination income and non-cash impairment charges in comparable periods in order to present the performance of our core portfolio operations.

Same Store Net Operating Income ("NOI")
Same store net operating income, which is the net operating income of properties owned during the same periods during each year ("same store" properties), is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, lease termination income, interest, depreciation, amortization and bad debt expense. We provide same store net operating income as another metric to compare the results of property operations for the three and nine months ended September 30, 2015 and 2014. We also provide a reconciliation of these amounts to the most comparable U.S. GAAP measure, net income attributable to common stockholders.

Pro Rata Consolidated Information
These schedules present certain Non-GAAP pro-rata consolidated information as of and for the three and nine months ended September 30, 2015. These schedules are considered Non-GAAP because they include financial information related to consolidated joint ventures with an adjustment for the portion related to noncontrolling interests and unconsolidated joint ventures accounted for under the equity method of accounting. Because we incur expenses to manage properties that are not on our balance sheet, we believe providing this information allows investors to better compare our overall performance, size and operating metrics to those of other REITs in our peer group. The Company believes this Non-GAAP information provides supplementary information that is both useful to and has been requested by investors and analysts. Investors should not consider Non-GAAP information as a substitute for, or as superior to, U.S. GAAP information. Rather, Non-GAAP information may provide useful information in addition to information presented in accordance with U.S. GAAP.

4

Consolidated Balance Sheets

	September 30, 2015	December 31, 2014
Assets:
Investment properties:
Land	$372,025	385,432
Construction in progress	33,543	23,812
Building and improvements	1,122,823	1,110,360
Total Investment Properties	1,528,391	1,519,604
Less accumulated depreciation	347,934	338,141
Net investment properties	1,180,457	1,181,463
Cash and cash equivalents	12,335	18,385
Accounts receivable, net	35,348	38,211
Mortgages receivable	24,750	24,750
Investment in and advances to unconsolidated joint ventures	170,879	170,720
Acquired lease intangibles, net	71,792	85,858
Deferred costs, net	17,925	18,674
Other assets	36,615	34,890
Total assets	$1,550,101	1,572,951

Liabilities:
Accounts payable and accrued expenses	$59,315	56,188
Acquired below market lease intangibles, net	40,703	41,108
Distributions payable	5,439	5,420
Mortgages payable	387,688	384,769
Unsecured credit facilities	440,000	440,000
Other liabilities	20,375	22,290
Total liabilities	953,520	949,775

Stockholders’ Equity:
Preferred stock, $0.01 par value, 12,000 Shares authorized:
8.125% Series A Cumulative Redeemable shares, with a $25.00 per share Liquidation Preference, 4,400 issued and outstanding at September 30, 2015 and December 31, 2014, respectively	110,000	110,000
6.95% Series B Cumulative Redeemable shares, with a $25.00 per share Liquidation Preference, 4,000 issued and outstanding at September 30, 2015 and December 31, 2014, respectively	100,000	100,000
Common stock, $0.01 par value, 500,000 shares authorized; 100,565 and 100,151 Shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively	1,006	1,002
Additional paid-in capital (net of offering costs of $78,590 and $78,372 at September 30, 2015 and December 31, 2014, respectively)	878,770	874,154
Accumulated distributions in excess of net income	(487,113)	(456,120)
Accumulated other comprehensive loss	(6,995)	(6,338)
Total stockholders’ equity	595,668	622,698

Noncontrolling interest	913	478
Total equity	596,581	623,176

Total liabilities and equity	$1,550,101	1,572,951

5

Consolidated Statements of Operations and Comprehensive Income

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Revenues:
Rental income	$33,310	33,768	101,541	103,981
Tenant recoveries	12,622	12,306	42,550	44,476
Other property income	881	612	4,950	1,577
Fee income from unconsolidated joint ventures	1,431	1,524	4,306	4,090
Total revenues	48,244	48,210	153,347	154,124

Expenses:
Property operating expenses	6,514	6,127	21,886	25,082
Real estate tax expense	9,381	9,303	29,107	28,942
Depreciation and amortization	16,616	17,185	48,860	54,116
Provision for asset impairment	1,203	—	10,558	222
General and administrative expenses	5,587	5,553	17,604	17,638
Total expenses	39,301	38,168	128,015	126,000

Operating income	8,943	10,042	25,332	28,124
Other income	2,837	390	3,622	1,158
Gain on sale of investment properties, net	6,450	—	9,383	22,828
Gain on sale of joint venture interest	39	313	228	427
Interest expense	(7,337)	(8,752)	(21,869)	(26,642)
Income before income tax expense of taxable REIT subsidiaries, equity in earnings of unconsolidated joint ventures and discontinued operations	10,932	1,993	16,696	25,895

Income tax expense of taxable REIT subsidiaries	(693)	(232)	(1,706)	(670)
Equity in earnings of unconsolidated joint ventures	2,011	2,774	8,936	6,831
Income from continuing operations	12,250	4,535	23,926	32,056

Income from discontinued operations	—	31	—	552
Net income	12,250	4,566	23,926	32,608

Less: Net (income) loss attributable to the noncontrolling interest	24	10	(51)	39
Net income attributable to Inland Real Estate Corporation	12,274	4,576	23,875	32,647

Dividends on preferred shares	(3,972)	(2,234)	(11,916)	(6,703)
Net income attributable to common stockholders	$8,302	2,342	11,959	25,944

Basic and diluted earnings attributable to common shares per weighted average common share:

Income from continuing operations	$0.08	0.02	0.12	0.25
Income from discontinued operations	—	—	—	0.01
Net income attributable to common stockholders per weighted average common share — basic and diluted	$0.08	0.02	0.12	0.26

Weighted average number of common shares outstanding — basic	100,188	99,617	100,041	99,495

Weighted average number of common shares outstanding — diluted	100,540	100,060	100,454	99,874

Comprehensive income:
Net income attributable to common stockholders	$8,302	2,342	11,959	25,944
Unrealized gain (loss) on derivative instruments	(1,029)	500	(657)	(706)
Comprehensive income attributable to common stockholders	$7,273	2,842	11,302	25,238

6

Funds From Operations and Other Information

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Net income attributable to common stockholders	$8,302	2,342	11,959	25,944
Gain on sale of investment properties	(6,450)	—	(9,203)	(23,321)
Impairment of depreciable operating property	428	—	9,783	222
Equity in depreciation and amortization of unconsolidated joint ventures	5,227	4,400	15,172	13,013
Amortization on in-place lease intangibles	3,800	4,575	11,320	15,839
Amortization on leasing commissions	581	530	1,553	1,495
Depreciation, net of noncontrolling interest	12,200	12,080	35,952	36,782
Funds From Operations attributable to common stockholders	$24,088	23,927	76,536	69,974

Lease termination income	(397)	(131)	(3,070)	(146)
Lease termination income included in equity in earnings of unconsolidated joint ventures	—	(4)	(106)	(81)
Impairment loss, net of taxes:
Impairment of non-depreciable property	775	—	775
Provision for income taxes:
Tax expense related to current impairment charges, net of valuation allowance	215		215
Recurring Funds From Operations attributable to common stockholders	$24,681	23,792	74,350	69,747

Net income attributable to common stockholders per weighted average common share — basic and diluted	$0.08	0.02	0.12	0.26

Funds From Operations attributable to common stockholders, per weighted average common share — basic	$0.24	0.24	0.77	0.70

Funds From Operations attributable to common stockholders, per weighted average common share — diluted	$0.24	0.24	0.76	0.70

Recurring Funds From Operations attributable to common stockholders, per weighted average common share — basic and diluted	$0.25	0.24	0.74	0.70

Weighted average number of common shares outstanding — basic	100,188	99,617	100,041	99,495
Weighted average number of common shares outstanding — diluted	100,540	100,060	100,454	99,874

Distributions declared, common	$14,331	14,261	42,952	42,706
Distributions per common share	$0.14	0.14	0.43	0.43
Distributions / Recurring Funds From Operations Payout Ratio	58.1%	59.9%	57.8%	61.2%

Additional Information
Straight-line rents	$188	186	358	1,133
Amortization of lease intangibles	(495)	(108)	(378)	(276)
Amortization of deferred financing fees	466	676	1,401	2,145
Stock based compensation expense	332	417	952	1,180

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$6,902	5,192	10,136	7,815
Redevelopment / Construction	4,926	1,990	8,509	2,546
Non-maintenance / revenue generating cap ex
Tenant improvements	3,922	3,388	12,567	7,032
Leasing commissions	1,028	561	2,337	2,043

7

Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended September 30,				Nine months ended September 30,
	2015		2014		2015		2014
Net income attributable to Inland Real Estate Corporation	$12,274		4,576		23,875		32,647
Gain on sale of investment properties	(6,450)		—		(9,203)		(23,321)
Gain on sale of development properties	—		—		(72)		—
Income tax expense of taxable REIT subsidiaries	693		232		1,706		670
Interest expense	7,337		8,752		21,869		26,642
Interest expense associated with unconsolidated joint ventures	2,468		2,180		6,897		6,147
Depreciation and amortization	16,581		17,185		48,825		54,116
Depreciation and amortization associated with unconsolidated joint ventures	5,227		4,400		15,172		13,013
EBITDA	38,130		37,325		109,069		109,914

Lease termination income	(397)		(131)		(3,070)		(146)
Lease termination income included in equity in earnings of unconsolidated joint ventures	—		(4)		(106)		(81)
Impairment loss, net of taxes:
Provision for asset impairment	1,203		—		10,558		222
Recurring EBITDA	$38,936		37,190		116,451		109,909

Total Interest Expense	$9,805		10,932		28,766		32,789

EBITDA: Interest Expense Coverage Ratio	3.9	x	3.4	x	3.8	x	3.4	x

Recurring EBITDA: Interest Expense Coverage Ratio	4.0	x	3.4	x	4.0	x	3.4	x

8

Same Store Net Operating Income

	Three months ended September 30,			Nine months ended September 30,
Consolidated	2015	2014	% Change	2015	2014	% Change
Rental income and tenant recoveries:
"Same store" investment properties, 92 properties
Rental income	$29,245	29,087	0.5%	87,531	86,584	1.1%
Tenant recovery income	11,080	11,037	0.4%	37,098	37,533	-1.2%
Other property income	492	314	56.7%	1,650	999	65.2%
"Other investment properties”
Rental income	4,372	4,603		14,030	16,540
Tenant recovery income	1,542	1,269		5,452	6,943
Other property income	(8)	167		230	433
Total property income	$46,723	46,477		145,991	149,032

Property operating expenses:
"Same store" investment properties, 92 properties
Property operating expenses	$5,297	4,759	11.3%	17,373	19,440	-10.6%
Real estate tax expense	8,251	8,246	0.1%	25,389	25,439	-0.2%
"Other investment properties"
Property operating expenses	1,038	891		3,640	4,461
Real estate tax expense	1,130	1,057		3,718	3,503
Total property operating expenses	$15,716	14,953		50,120	52,843

Property net operating income
"Same store" investment properties	27,269	27,433	-0.6%	83,517	80,237	4.1%
"Other investment properties"	3,738	4,091		12,354	15,952
Total property net operating income	$31,007	31,524		95,871	96,189

Other income:
Straight-line rents	$188	186		358	1,133
Amortization of lease intangibles	(495)	(108)		(378)	(276)
Lease termination income	397	131		3,070	145
Other income	2,837	390		3,622	1,158
Fee income from unconsolidated joint ventures	1,431	1,524		4,306	4,090
Gain on sale of investment properties, net	6,450	—		9,383	22,828
Gain on sale of joint venture interest	39	313		228	427

Equity in earnings of unconsolidated joint ventures	2,011	2,774		8,936	6,831

Other expenses:
Income tax expense of taxable REIT subsidiaries	(693)	(232)		(1,706)	(670)
Bad debt expense	(179)	(477)		(873)	(1,181)
Depreciation and amortization	(16,616)	(17,185)		(48,860)	(54,116)
General and administrative expenses	(5,587)	(5,553)		(17,604)	(17,638)
Interest expense	(7,337)	(8,752)		(21,869)	(26,642)
Provision for asset impairment	(1,203)	—		(10,558)	(222)

Income from continuing operations	12,250	4,535		23,926	32,056
Income from discontinued operations	—	31		—	552
Net income	12,250	4,566		23,926	32,608

Less: Net (income) loss attributable to the noncontrolling interest	24	10		(51)	39
Net income attributable to Inland Real Estate Corporation	12,274	4,576		23,875	32,647

Dividends on preferred shares	(3,972)	(2,234)		(11,916)	(6,703)

Net income attributable to common stockholders	$8,302	2,342		11,959	25,944

9

Same Store Net Operating Income

	Three months ended September 30,			Nine months ended September 30,
Unconsolidated (at 100%)	2015	2014	% Change	2015	2014	% Change
Rental income and tenant recoveries:
"Same store" investment properties, 29 properties
Rental income	$14,263	14,214	0.3%	42,627	42,539	0.2%
Tenant recovery income	5,758	6,691	-13.9%	18,561	21,243	-12.6%
Other property income	217	162	34.0%	496	583	-14.9%
"Other investment properties”
Rental income	3,565	1,594		9,699	2,043
Tenant recovery income	1,019	325		2,652	328
Other property income	39	2		67	2
Total property income	$24,861	22,988		74,102	66,738

Property operating expenses:
"Same store" investment properties, 29 properties
Property operating expenses	$3,104	3,536	-12.2%	10,875	12,546	-13.3%
Real estate tax expense	4,567	4,804	-4.9%	12,391	13,814	-10.3%
"Other investment properties"
Property operating expenses	777	118		1,734	172
Real estate tax expense	588	131		1,204	130
Total property operating expenses	$9,036	8,589		26,204	26,662

Property net operating income
"Same store" investment properties	$12,567	12,727	-1.3%	38,418	38,005	1.1%
"Other investment properties"	3,258	1,672		9,480	2,071
Total property net operating income	$15,825	14,399		47,898	40,076

Other income:
Straight-line rent	$208	197		665	832
Amortization of lease intangibles	(186)	(110)		78	(130)
Lease termination income	—	8		192	148
Other income (expense)	(454)	(194)		3,035	326

Other expenses:
Bad debt expense	(380)	(91)		(654)	(134)
Depreciation and amortization	(9,539)	(7,836)		(28,106)	(23,566)
General and administrative expenses	26	(558)		(1,533)	(705)
Interest expense	(4,519)	(3,849)		(12,886)	(11,148)

Net income from continuing operations	$981	1,966		8,689	5,699

10

Same Store Net Operating Income

	Three months ended September 30,			Nine months ended September 30,
Unconsolidated (at PRS)	2015	2014	% Change	2015	2014	% Change
Rental income and tenant recoveries:
"Same store" investment properties, 29 properties
Rental income	$7,844	7,818	0.3%	23,445	23,396	0.2%
Tenant recovery income	3,167	3,680	-13.9%	10,209	11,684	-12.6%
Other property income	119	88	35.2%	272	321	-15.3%
"Other investment properties”
Rental income	1,921	1,075		4,721	1,251
Tenant recovery income	562	204		1,460	204
Other property income	22	1		37	1
Total property income	$13,635	12,866		40,144	36,857

Property operating expenses:
"Same store" investment properties, 29 properties
Property operating expenses (1)	$1,103	1,372	-19.6%	4,393	5,346	-17.8%
Real estate tax expense	2,511	2,642	-5.0%	6,815	7,598	-10.3%
"Other investment properties"
Property operating expenses (1)	300	60		656	74
Real estate tax expense	324	97		662	96
Total property operating expenses	$4,238	4,171		12,526	13,114

Property net operating income
"Same store" investment properties	$7,516	7,572	-0.7%	22,718	22,457	1.2%
"Other investment properties"	1,881	1,123		4,900	1,286
Total property net operating income	$9,397	8,695		27,618	23,743

Other income:
Straight-line rent	115	115		367	447
Amortization of lease intangibles	(103)	(59)		38	(60)
Lease termination income	—	5		106	81
Other income	235	712		3,234	1,565

Other expenses:
Bad debt expense	(209)	(50)		(359)	(74)
Depreciation and amortization	(5,227)	(4,400)		(15,172)	(13,013)
General and administrative expenses	271	(64)		1	289
Interest expense	(2,468)	(2,180)		(6,897)	(6,147)

Net income from continuing operations	$2,011	2,774		8,936	6,831

	Three months ended September 30,			Nine months ended September 30,
Same Store Net Operating Income ("NOI")	2015	2014	% Change	2015	2014	% Change

Consolidated Portfolio (92 properties)
Same Store NOI	$27,269	27,433	-0.6%	83,517	80,237	4.1%
Same Store NOI including lease termination income	$27,666	27,564	0.4%	83,967	80,378	4.5%

Unconsolidated Portfolio (at 100%) (29 properties)
Same Store NOI	$12,567	12,727	-1.3%	38,418	38,005	1.1%
Same Store NOI including lease termination income	$12,567	12,735	-1.3%	38,610	38,153	1.2%

Unconsolidated Portfolio (at PRS) (29 properties)
Same Store NOI	$7,516	7,572	-0.7%	22,718	22,457	1.2%
Same Store NOI including lease termination income	$7,516	7,577	-0.8%	22.824	22.538	1.3%

Total Portfolio (including our pro rata share of unconsolidated NOI) (121 properties)
Same Store NOI	$34,785	35,005	-0.6%	106,235	102,694	3.4%
Same Store NOI including lease termination income	$35,182	35,141	0.1%	106.791	102.916	3.8%

(1)	Property operating expenses excludes the Company's share of management fees.

11

Pro Rata Consolidated Information

Reconciliation of GAAP Reported to Selected Non-GAAP Pro Rata Consolidated Information

	At September 30, 2015
	GAAP Reported	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Non-GAAP Pro-rata Consolidated Information

Total investment properties	$1,528,391	(2,018)	416,194	2,253	9,677	1,954,497
Total assets	1,550,101	(3,704)	295,313	2,668	11,134	1,855,512
Mortgages payable	387,688	(1,329)	222,255	—	8,820	617,434
Total liabilities	953,520	(1,393)	240,941	1,731	10,397	1,205,196

	At December 31, 2014
	GAAP Reported	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Non-GAAP Pro-rata Consolidated Information

Total investment properties	$1,519,604	(325)	364,463	2,062	12,790	1,898,594
Total assets	1,572,951	(1,886)	251,697	2,455	7,640	1,832,857
Mortgages payable	384,769	—	168,689	—	6,267	559,725
Total liabilities	949,775	19	196,082	1,607	6,823	1,154,306

	For the three months ended September 30, 2015
	GAAP Reported	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Non-GAAP Pro-rata Consolidated Information

Total revenues	$48,244	(46)	13,616	—	2	61,816
Total expenses	39,301	(60)	9,376	4	1	48,622
Operating income (loss)	8,943	14	4,240	(4)	1	13,194

	For the three months ended September 30, 2014
	GAAP Reported	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Non-GAAP Pro-rata Consolidated Information

Total revenues	$48,210	—	12,225	—	702	61,137
Total expenses	38,168	(10)	8,273	3	408	46,842
Operating income (loss)	10,042	10	3,952	(3)	294	14,295

	For the nine months ended September 30, 2015
	GAAP Reported	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Non-GAAP Pro-rata Consolidated Information

Total revenues	$153,347	(46)	40,443	(1)	212	193,955
Total expenses	128,015	(93)	27,932	11	116	155,981
Operating income (loss)	25,332	47	12,511	(12)	96	37,974

	For the nine months ended September 30, 2014
	GAAP Reported	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Non-GAAP Pro-rata Consolidated Information

Total revenues	$154,124	—	36,443	—	882	191,449
Total expenses	126,000	(39)	25,406	4	502	151,873
Operating income (loss)	28,124	39	11,037	(4)	380	39,576

12

Selected Financial Ratios and Guidance

Financial Ratios

	Three months ended September 30,
	2015				2014
	Consolidated		Pro-rata Consolidation (1)		Consolidated		Pro-rata Consolidation (1)
Fixed rate debt	$372,705		585,426		438,560		615,180
Total debt	825,994		1,054,755		869,760		1,049,098
Fixed rate debt / Total debt	45.1%		55.5%		50.4%		58.6%

Unsecured debt	$440,000		440,000		419,215		419,215
Total debt	825,994		1,054,755		869,760		1,049,098
Unsecured debt / Total debt	53.3%		41.7%		48.2%		40.0%

Total debt	$825,994		1,054,755		869,760		1,049,098
Total gross assets (2)	1,857,332		2,176,200		1,818,423		2,091,021
Total debt / Total gross assets	44.5%		48.5%		47.8%		50.2%

Quarterly Recurring EBITDA	$33,252		38,936		27,840		37,190
Quarterly fixed charges (3)	11,860		14,645		11,446		13,803
Fixed charge coverage ratio	2.8	x	2.7	x	2.4	x	2.7	x

Net debt (4)	$813,659		1,031,100		854,351		1,024,278
Recurring EBITDA (Annualized)	133,008		155,744		111,360		148,760
Net debt / Recurring EBITDA	6.1	x	6.6	x	7.7	x	6.9	x

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
General and Administrative Expenses (G&A)	$5,587	5,553	17,604	17,638
Total revenues of assets under management (5)	88,604	86,476	276,500	267,469
Total assets under management (5)	3,097,820	2,938,658	3,097,820	2,938,658

G&A Expenses as a Percentage of Total Revenue, including unconsolidated joint ventures at 100%	6.3%	6.4%	6.4%	6.6%
Annualized G&A Expenses as a Percentage of Total Assets, including unconsolidated joint ventures at 100%	0.7%	0.8%	0.8%	0.8%

	As of September 30,
Capitalization	2015	2014
Total Common Shares Outstanding	$100,565	100,108
Closing Price Per Share	8.10	9.91
Equity Market Capitalization Common Shares	814,577	992,070
Preferred Stock A (at face value)	110,000	110,000
Preferred Stock B (at face value)	100,000	—
Total Debt (6)	1,054,755	1,049,098
Total Market Capitalization	$2,079,332	2,151,168
Debt to Total Market Capitalization	50.7%	48.8%

Guidance

2015 Guidance
Recurring FFO per common share (basic and diluted) (7)	$0.96 to $0.98

Consolidated same-store NOI	+ 2% to + 3%

Consolidated same-store financial occupancy	92.5% to 93.5%

(1)	Pro-rata consolidation includes the Company's pro-rata share of unconsolidated joint ventures.

(2)	Total gross assets includes total assets plus accumulated depreciation and less acquired below market lease intangibles, net.

(3)	Quarterly fixed charges include interest expense, distributions to non-controlling members, dividends on preferred shares, and principal amortization.

(4)	Reflects debt net of the current cash and cash equivalents balance at the end of the period.

(5)	Assets under management include consolidated assets, unconsolidated assets at 100% and assets that we do not have an ownership interest in, but that we manage on behalf of a third party.

(6)	Includes pro-rata share of unconsolidated joint venture debt and full face value of convertible notes. Excludes unamortized mortgage premiums/discounts.

(7)	This guidance does not include any assumptions for impairments, other non-cash adjustments or the benefits of lease termination fees.

13

Summary of Outstanding Debt as of September 30, 2015

Total Outstanding Debt

	Outstanding Amount	Ratio	Weighted Average Interest Rate (1)	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$372,705	35.3%	5.17%	3.8
Unconsolidated (pro rata)	212,721	20.2%	4.94%	6.1
Total Fixed Rate Debt	585,426	55.5%	5.08%	4.6
Variable Rate Debt:
Consolidated	13,289	1.3%	2.50%	1.0
Unconsolidated (pro rata)	16,040	1.5%	2.37%	0.7
Unsecured line of credit facility	190,000	18.0%	1.65%	2.8
Unsecured term loan	200,000	19.0%	1.60%	3.8
Unsecured term loan	50,000	4.7%	3.50%	3.2
Total Variable Rate Debt	469,329	44.5%	1.87%	3.2
Total	$1,054,755	100.0%	3.65%	4.0
Remaining unamortized mortgages premium/discount, net	4,008
Total Outstanding Debt	$1,058,763

Schedule of Maturities by Year

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities		Unsecured Maturities (2)	Total Consolidated Outstanding Debt	IRC Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt
2015	$548	90,247	(3)	—	90,795	12,938	103,733
2016	2,193	20,930		—	23,123	16,040	39,163
2017	2,172	44,895		—	47,067	22,267	69,334
2018	1,307	—		240,000	241,307	5,597	246,904
2019	770	37,223		200,000	237,993	24,098	262,091
2020	582	69,256		—	69,838	—	69,838
2021	420	42,068		—	42,488	25,130	67,618
2022	110	61,373		—	61,483	77,504	138,987
2023	—	11,900		—	11,900	—	11,900
2024	—	—		—	—	9,025	9,025
2025	—	—		—	—	30,270	30,270
2039	—	—		—	—	5,892	5,892
Total	$8,102	377,892		440,000	825,994	228,761	1,054,755
Remaining unamortized mortgages premium/discount, net					1,694	2,314	4,008
Total Outstanding Debt					$827,688	231,075	1,058,763

(1)	Interest rates are as of September 30, 2015 and exclude the impact of deferred loan fee amortization.

(2)	Includes unsecured line of credit facility and term loans.

(3)
Included in the debt maturing in 2015 is outstanding principal of approximately $90,247 secured by the Company's Algonquin Commons property, which has matured and is currently subject to foreclosure litigation. The Company cannot currently predict the outcome of the litigation.

14

Summary of Outstanding Debt as of September 30, 2015

Consolidated Debt

Servicer	Property Name	Interest Rate at September 30, 2015	Maturity Date	Balance at September 30, 2015
Fixed rate debt
Secured
Wachovia (1) (2)	The Exchange at Algonquin	5.24%	—	$18,645
Wachovia (1) (2)	Algonquin Commons	5.45%	—	71,602
Principal Life Insurance Co. (1)	Shoppes at Mill Creek	5.00%	05/2016	7,715
Metlife Insurance Company (1)	Shakopee Valley Marketplace	5.05%	12/2017	7,388
Metlife Insurance Company (1)	Crystal Point	5.05%	12/2017	16,531
Metlife Insurance Company (1)	Shops at Orchard Place	5.05%	12/2017	23,087
Prudential Insurance (1)	Randall Square	4.00%	01/2019	16,309
GEMSA (1)	Woodfield Commons	4.75%	06/2019	17,137
Cohen Financial (1)	Cobbler Crossing	4.60%	07/2019	6,325
John Hancock Life Insurance (1)	Roundy’s	4.85%	12/2020	10,184
Wells Fargo	Woodland Heights	6.03%	12/2020	4,175
Wells Fargo	Salem Square	6.03%	12/2020	4,897
Wells Fargo	Townes Crossing	6.03%	12/2020	6,289
Wells Fargo	Hawthorne Village Commons	6.03%	12/2020	6,443
Wells Fargo	Aurora Commons	6.03%	12/2020	6,443
Wells Fargo	Deertrace Kohler	6.03%	12/2020	9,691
Wells Fargo	Pine Tree Plaza	6.03%	12/2020	10,825
Wells Fargo	Joliet Commons	6.03%	12/2020	11,237
Midland Loan Services	Orland Park Place	5.55%	09/2021	42,068
Wells Fargo	Bradley Commons	5.40%	01/2022	14,330
GEMSA (1)	Chatham Ridge	4.40%	04/2022	16,934
Cohen Financial	Dunkirk Square	4.35%	09/2022	4,050
Cohen Financial	Park Place Plaza	4.35%	09/2022	6,500
Cohen Financial	Rivertree Court	4.35%	09/2022	22,000
Midland Loan Services	Valparaiso Walk	4.11%	02/2023	11,900
Total/Weighted Average Fixed Rate Secured		5.17%		372,705

Variable rate debt
Secured
KeyBank National Association	Tanglewood Pavilions	2.50%	09/2016	13,289
Total/Weighted Average Variable Rate Secured		2.50%		13,289

Unsecured
Line of Credit Facility		1.65%	07/2018	190,000
Term Loan		3.50%	11/2018	50,000
Term Loan		1.60%	07/2019	200,000
Total/Weighted Average Variable Rate		1.86%		453,289
Total/Weighted Average Consolidated Debt		3.35%		825,994
Remaining unamortized mortgages premium/discount, net				1,694
Total Consolidated Debt				$827,688

(1)	These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)
Included in the debt maturing in 2015 is outstanding principal of approximately $90,247 secured by the Company's Algonquin Commons property, which has matured and is currently subject to foreclosure litigation. The Company cannot currently predict the outcome of the litigation.

15

Summary of Outstanding Debt as of September 30, 2015

Unconsolidated Debt

Servicer	Property Name	Interest Rate at September 30, 2015	Maturity Date	Balance at September 30, 2015	IRC Share of Debt (2)
Fixed rate debt (secured)
Venture with PGGM
Principal Life Insurance Co.	Diffley Marketplace	3.94%	11/2015	$5,800	3,190
Wells Fargo Bank (1)	Cedar Center South	5.48%	12/2015	17,724	9,748
Principal Life Insurance Co. (1)	Eastgate Crossing	5.66%	05/2017	14,457	7,951
John Hancock Life Insurance	Point at Clark	5.05%	09/2017	14,300	7,865
Metlife Insurance Company (1)	Woodfield Plaza	5.05%	12/2017	11,729	6,451
John Hancock Life Insurance (1)	Four Flaggs	7.65%	01/2018	10,177	5,597
Prudential Insurance	Brownstones Shopping Center	3.85%	01/2019	13,255	7,290
Prudential Insurance	Elston Plaza	3.85%	01/2019	10,560	5,808
Prudential Insurance	Silver Lake Village	5.85%	02/2019	20,000	11,000
Midland Loan Services	Shops of Plymouth Town Cen	5.83%	03/2021	5,200	2,860
Wells Fargo Bank	Joffco Square	5.84%	03/2021	13,090	7,200
Midland Loan Services	Village Ten Shopping Center	5.17%	06/2021	8,300	4,565
Midland Loan Services	Caton Crossings	5.19%	06/2021	7,700	4,235
Midland Loan Services	Red Top Plaza	5.55%	09/2021	11,400	6,270
Midland Loan Services (1)	Champlin Marketplace	4.70%	02/2022	7,060	3,883
Wells Fargo Bank	Turfway Commons	5.05%	02/2022	7,150	3,933
Wells Fargo Bank (1)	Fort Smith Pavilion	5.81%	02/2022	32,433	17,838
Wells Fargo Bank	Stone Creek Towne Center	5.04%	03/2022	19,800	10,890
Wells Fargo Bank	Westgate	4.94%	03/2022	40,373	22,205
Principal Life Insurance Co.	Quarry Retail	3.75%	08/2022	18,100	9,955
Principal Life Insurance Co.	Riverdale Commons	3.75%	08/2022	16,000	8,800
Bellwether Enterprise Real Est (1)	Creekside Commons	4.38%	06/2024	16,409	9,025
John Hancock Life Insurance	Newport Pavilion	3.80%	03/2025	39,000	21,450
Genworth Life Insurance (1)	Cedar Center North	5.39%	04/2039	10,712	5,892
Total/Weighted Average		4.95%		370,729	203,901

Venture with IPCC
KeyBank National Association	University Center	4.46%	10/2025	11,025	8,820
Total/Weighted Average		4.46%		11,025	8,820
Total/Weighted Average Fixed Rate Secured		4.94%		381,754	212,721

Variable rate debt (secured)
Venture with PGGM
PNC Bank NA	Evergreen Promenade	2.20%	05/2016	18,262	8,537
Associated Bank	Pulaski Promenade	2.95%	09/2016	3,795	1,774
Associated Bank	Pulaski Promenade	2.45%	09/2016	12,255	5,729
Total/Weighted Average Variable Rate Secured		2.37%		34,312	16,040

Variable rate debt (unsecured)
Line of credit facility (3)		1.65%		—	—
Total/Weighted Average Variable Rate		2.37%		34,312	16,040

Total/Weighted Average Unconsolidated Debt		4.72%		416,066	228,761
Remaining unamortized mortgages premium/discount, net				4,208	2,314
Total Unconsolidated Debt				$420,274	231,075

(1)	These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)
IRC's pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner. This allocation is for presentation purposes and the Company is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property.

(3)
The joint venture with PGGM closed on a line of credit facility on September 30, 2015. No funds were drawn on the facility as of September 30, 2015 and the interest rate reflected is the rate as of September 30, 2015, if funds had been drawn.

16

Significant Retail Tenants as of September 30, 2015

Consolidated (1) (2)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
AB Acquisitions LLC (Jewel Osco-6, Dominick's-2)	8	$5,578	4.2%	525,347	5.1%
TJX Companies, Inc. (TJ Maxx-7, Marshall's-9)	16	4,600	3.5%	496,134	4.8%
Carmax	2	4,021	3.1%	187,851	1.8%
PetSmart	11	3,223	2.5%	228,570	2.2%
Roundy's (Pick 'N Save-3)	3	3,064	2.3%	223,381	2.2%
Ross Dress For Less	11	3,044	2.3%	301,537	2.9%
Bed Bath and Beyond (Bed, Bath & Beyond-6, Buy Buy Baby-2, World Market-1)	9	2,631	2.0%	284,262	2.8%
Kroger (Food 4 Less-3)	3	2,427	1.8%	207,674	2.0%
Ascena Retail Group (Justice-2, Dress Barn-8, Maurice's-7, Lane Bryant-5, Catherine's-2)	24	2,247	1.7%	144,987	1.4%
Dick's Sporting Goods (Dick's Sporting Goods-3, Golf Galaxy-1)	4	2,168	1.7%	232,748	2.3%
Best Buy	4	2,068	1.6%	177,679	1.7%
Hobby Lobby	3	2,034	1.5%	158,374	1.5%
Michaels	7	1,830	1.4%	153,141	1.5%
Supervalu, Inc. (Cub Foods-3)	3	1,806	1.4%	192,487	1.9%
Retail Ventures, Inc. (DSW Warehouse-4)	4	1,783	1.4%	95,915	0.9%
The Gap (Old Navy-7, The Gap-1, The Gap Factory-1)	9	1,735	1.3%	130,290	1.3%
The Sports Authority	3	1,687	1.3%	127,522	1.2%
Gordmans	3	1,550	1.2%	148,642	1.4%
Dollar Tree (Dollar Tree-16)	16	1,501	1.1%	156,896	1.5%
Ulta	7	1,456	1.1%	76,013	0.7%
Office Depot (Office Depot-3, OfficeMax-3)	6	1,314	1.0%	96,115	0.9%
Staples	5	1,300	1.0%	103,296	1.0%
Party City	9	1,265	1.0%	113,973	1.1%
Total		$54,332	41.4%	4,562,834	44.1%

Unconsolidated (1) (2) (3)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Supervalu, Inc. (Cub Foods-7)	7	$5,277	7.2%	447,786	8.8%
Roundy's (Mariano's-2, Metro Market-1, Rainbow-1, Roundy's-1)	5	5,108	6.9%	345,802	6.8%
TJX Companies, Inc. (TJ Maxx-3, Marshall's-5, Home Goods-2)	10	3,064	4.2%	271,095	5.4%
Best Buy	3	2,786	3.8%	111,001	2.2%
AB Acquisitions LLC (Jewel Osco-3)	3	2,101	2.9%	192,397	3.8%
Michaels	6	2,054	2.8%	136,041	2.7%
Kohl's	3	1,801	2.4%	176,935	3.5%
Dick's Sporting Goods (Dick's Sporting Goods-3)	3	1,764	2.4%	145,000	2.9%
PetSmart	6	1,734	2.4%	113,605	2.2%
Kroger (Kroger-2, Food 4 Less-1)	3	1,464	2.0%	123,547	2.4%
Home Depot	1	1,243	1.7%	113,000	2.2%
Bed Bath and Beyond (Bed, Bath & Beyond-3, Buy Buy Baby-1)	4	1,230	1.7%	108,789	2.1%
Wal-Mart	3	1,164	1.6%	38,093	0.8%
Whole Foods Market	1	1,068	1.4%	45,282	0.9%
Gordmans	2	1,058	1.4%	99,566	2.0%
Lowe's	1	1,040	1.4%	—	—%
Petco	4	963	1.3%	61,784	1.2%
The Gap (Old Navy-4)	4	868	1.2%	66,372	1.3%
Office Depot (Office Depot-1, OfficeMax-2)	3	836	1.1%	65,533	1.3%
Dollar Tree (Dollar Tree-8)	8	789	1.1%	80,322	1.6%
Party City	4	770	1.0%	45,515	0.9%
Ascena Retail Group (Justice-2, Dress Barn-2, Lane Bryant-2)	6	715	1.0%	36,021	0.7%
Total		$38,897	52.9%	2,823,486	55.7%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent.

(2)	Includes ground leases in number of stores and annual base rent, ground lease square footage is excluded from GLA as we do not own that square footage.

(3)	Annualized rent shown includes joint venture partner's pro rata share.

17

Significant Retail Tenants as of September 30, 2015

Total (1) (2) (3)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Roundy's (Mariano's-2, Metro Market-1, Pick 'N Save-3, Rainbow-1, Roundy's-1)	8	$8,172	4.0%	569,183	3.7%
AB Acquisitions LLC (Jewel Osco-9, Dominick's 2)	11	7,680	3.7%	717,744	4.7%
TJX Companies, Inc. (TJ Maxx-10, Marshall's-14, Home Goods-2)	26	7,664	3.7%	767,229	5.0%
Supervalu, Inc. (Cub Foods-10)	10	7,083	3.5%	640,273	4.2%
PetSmart	17	4,957	2.4%	342,175	2.2%
Best Buy	7	4,854	2.4%	288,680	1.9%
Carmax	2	4,021	2.0%	187,851	1.2%
Dick's Sporting Goods (Dick's Sporting Goods-6, Golf Galaxy-1)	7	3,932	1.9%	377,748	2.5%
Kroger (Kroger-2, Food 4 Less-4)	6	3,890	1.9%	331,221	2.2%
Michaels	13	3,884	1.9%	289,182	1.9%
Bed Bath & Beyond (Bed, Bath & Beyond-9, Buy Buy Baby-3, World Market-1)	13	3,861	1.9%	393,051	2.6%
Ross Dress For Less	11	3,044	1.5%	301,537	2.0%
Ascena Retail Group (Justice-4, Dress Barn-10, Maurice's-7, Lane Bryant-7, Catherine's-2)	30	2,962	1.4%	181,008	1.2%
Gordmans	5	2,608	1.3%	248,208	1.6%
The Gap (Old Navy-11, The Gap-1, The Gap Factory-1)	13	2,602	1.3%	196,662	1.3%
Kohl's	4	2,391	1.2%	263,519	1.7%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,367	1.2%	119,515	0.8%
The Sports Authority	4	2,359	1.2%	170,085	1.1%
Dollar Tree (Dollar Tree-24)	24	2,290	1.1%	237,218	1.5%
Office Depot (Office Depot-4, OfficeMax-5)	9	2,150	1.0%	161,648	1.1%
Ulta	10	2,108	1.0%	106,378	0.7%
Party City	13	2,035	1.0%	159,488	1.0%
Hobby Lobby	3	2,034	1.0%	158,374	1.0%
Petco	9	2,015	1.0%	132,316	0.9%
Total		$90,963	44.5%	7,340,293	48.0%
Total excluding properties held through the joint venture with IPCC (1) (2) (3) (4)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Roundy's (Mariano's-2, Metro Market-1, Pick 'N Save-3, Rainbow-1, Roundy's-1)	8	$8,172	4.0%	569,183	3.7%
AB Acquisitions LLC (Jewel Osco-9, Dominick's 2)	11	7,680	3.8%	717,744	4.7%
TJX Companies, Inc. (TJ Maxx-9, Marshall's-14, Home Goods-2)	25	7,527	3.7%	743,162	4.9%
Supervalu, Inc. (Cub Foods-10)	10	7,083	3.5%	640,273	4.2%
PetSmart	17	4,957	2.4%	342,175	2.2%
Best Buy	7	4,854	2.4%	288,680	1.9%
Carmax	2	4,021	2.0%	187,851	1.2%
Dick's Sporting Goods (Dick's Sporting Goods-6, Golf Galaxy-1)	7	3,932	1.9%	377,748	2.5%
Kroger (Kroger-2, Food 4 Less-4)	6	3,890	1.9%	331,221	2.2%
Michaels	13	3,884	1.9%	289,182	1.9%
Bed Bath & Beyond (Bed, Bath & Beyond-9, Buy Buy Baby-3, World Market-1)	13	3,861	1.9%	393,051	2.6%
Ross Dress For Less	11	3,044	1.5%	301,537	2.0%
Ascena Retail Group (Justice-4, Dress Barn-10, Maurice's-7, Lane Bryant-7, Catherine's-2)	30	2,962	1.5%	181,008	1.2%
Gordmans	5	2,608	1.3%	248,208	1.6%
The Gap (Old Navy-11, The Gap-1, The Gap Factory-1)	13	2,602	1.3%	196,662	1.3%
Kohl's	4	2,391	1.2%	263,519	1.7%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,367	1.2%	119,515	0.8%
The Sports Authority	4	2,359	1.2%	170,085	1.1%
Dollar Tree (Dollar Tree-23)	23	2,159	1.1%	224,770	1.5%
Office Depot (Office Depot-4, OfficeMax-5)	9	2,150	1.1%	161,648	1.1%
Ulta	10	2,108	1.0%	106,378	0.7%
Party City	13	2,035	1.0%	159,488	1.0%
Hobby Lobby	3	2,034	1.0%	158,374	1.0%
Petco	9	2,015	1.0%	132,316	0.9%
Total		$90,695	44.8%	7,303,778	47.9%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent

(2)	Annualized rent shown includes joint venture partner's pro rata share

(3)	Includes ground leases in number of stores and annual base rent, ground lease square footage is excluded from GLA as we do not own that square footage.

(4)
Due to the tenant fluctuations produced by the temporary ownership of the properties within the IPCC joint venture, the Company has disclosed significant tenants excluding these properties. The Company believes the additional disclosure allows investors to evaluate the tenant mix of the portfolio of properties it expects to own longer term.

18

Portfolio Metrics

Portfolio Occupancy

Consolidated Occupancy (1)	As of September 30, 2015	As of June 30, 2015	As of September 30, 2014
Leased Occupancy (2)	94.5%	94.7%	95.5%
Financial Occupancy (3)	91.9%	92.9%	93.8%
Same Store Leased Occupancy (2)	94.4%	94.7%	95.9%
Same Store Financial Occupancy (3)	92.4%	93.5%	94.1%

Unconsolidated Occupancy (1) (4)
Leased Occupancy (2)	97.0%	96.7%	96.9%
Financial Occupancy (3)	95.5%	95.4%	95.5%
Same Store Leased Occupancy (2)	96.4%	96.2%	96.6%
Same Store Financial Occupancy (3)	94.9%	95.1%	95.1%

Total Occupancy (1)
Leased Occupancy (2)	95.3%	95.3%	96.0%
Financial Occupancy (3)	93.1%	93.7%	94.3%
Same Store Leased Occupancy (2)	95.0%	95.1%	96.1%
Same Store Financial Occupancy (3)	93.1%	94.0%	94.4%
Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	95.3%	95.3%	95.9%
Financial Occupancy excluding properties held through the joint venture with IPCC (3) (5)	93.0%	93.6%	94.2%
Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	97.7%	98.0%	99.1%
Non-Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	89.7%	89.0%	88.7%

Geographic Information

	Number of investment properties (6)	Gross leasable area (7)	Percent of gross leasable area	Total Portfolio NOI PRS for the three months ended September 30, 2015 (8)	Percent of NOI
Alabama	1	114,904	0.8%	$388	1.0%
Arkansas	1	280,568	1.8%	488	1.2%
Florida	1	91,497	0.6%	305	0.8%
Illinois	76	8,374,713	55.0%	23,494	58.9%
Indiana	6	718,090	4.7%	2,127	5.3%
Kentucky	2	310,524	2.0%	895	2.2%
Minnesota	28	3,023,246	19.8%	6,409	16.1%
Nebraska	1	81,000	0.5%	357	0.9%
Ohio	8	1,170,781	7.7%	2,723	6.8%
Wisconsin	11	1,069,044	7.1%	2,712	6.8%

Total	135	15,234,367	100.0%	$39,898	100.0%

(1)	All occupancy calculations exclude seasonal tenants.

(2)
Leased occupancy is defined as the percentage of total gross leasable area for which there is a signed lease regardless of whether the tenant is currently obligated to pay rent under their lease agreement.

(3)
Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased, excluding tenants in their abatement period.

(4)	Unconsolidated occupancy is calculated using 100% of the square footage of the respective properties.

(5)
Due to the occupancy fluctuations produced by the temporary ownership of the properties within this venture, the Company discloses occupancy rates excluding these properties. The Company believes the additional disclosure allows investors to evaluate the occupancy of the portfolio of properties it expects to own longer term.

(6)	Includes properties held through our unconsolidated joint ventures and excludes properties held through the Company's development joint ventures and its joint venture with IPCC.

(7)	Gross leasable area shown includes joint venture partner's pro rata share.

(8)	Total portfolio NOI includes our pro rata share of unconsolidated NOI and excludes properties held through the Company's development joint ventures and its joint venture with IPCC.

19

Lease Expiration Analysis as of September 30, 2015

Consolidated

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (2)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (3)

All Anchor Leases (1)
2015	3	44,096	0.4%	$1,013	0.8%	$22.97
2016	14	329,230	3.2%	3,813	2.8%	11.58
2017	19	606,728	5.9%	6,987	5.2%	11.52
2018	20	554,714	5.4%	6,188	4.6%	11.16
2019	32	1,247,783	12.2%	14,133	10.6%	11.33
2020	24	697,106	6.8%	7,900	5.9%	11.33
2021	27	828,137	8.1%	11,517	8.6%	13.91
2022	27	608,958	5.9%	6,651	5.0%	10.92
2023	15	410,843	4.0%	4,319	3.2%	10.51
2024+	47	1,328,034	12.9%	16,192	12.1%	12.19
Vacant (4)	—	369,387	3.6%	—	—	—
Total/Weighted Average	228	7,025,016	68.4%	$78,713	58.8%	$11.83

All Non-Anchor Leases (1)
MTM	15	21,428	0.2%	$393	0.3%	$18.34
2015	38	93,756	0.9%	1,506	1.1%	16.06
2016	134	344,830	3.4%	6,319	4.7%	18.32
2017	128	337,979	3.3%	6,227	4.7%	18.42
2018	164	404,891	4.0%	8,342	6.2%	20.60
2019	147	434,853	4.2%	8,260	6.2%	18.99
2020	140	415,513	4.0%	8,319	6.2%	20.02
2021	54	194,156	1.9%	3,918	2.9%	20.18
2022	47	196,166	1.9%	3,553	2.7%	18.11
2023	34	125,635	1.2%	2,592	1.9%	20.63
2024+	78	290,912	2.8%	5,767	4.3%	19.82
Vacant (4)	—	387,188	3.8%	—	—	—
Total/Weighted Average	979	3,247,307	31.6%	$55,196	41.2%	$19.30

All Leases
MTM	15	21,428	0.2%	$393	0.3%	$18.34
2015	41	137,852	1.3%	2,519	1.9%	18.27
2016	148	674,060	6.6%	10,132	7.5%	15.03
2017	147	944,707	9.2%	13,214	9.9%	13.99
2018	184	959,605	9.4%	14,530	10.8%	15.14
2019	179	1,682,636	16.4%	22,393	16.8%	13.31
2020	164	1,112,619	10.8%	16,219	12.1%	14.58
2021	81	1,022,293	10.0%	15,435	11.5%	15.10
2022	74	805,124	7.8%	10,204	7.7%	12.67
2023	49	536,478	5.2%	6,911	5.1%	12.88
2024+	125	1,618,946	15.7%	21,959	16.4%	13.56
Vacant (4)	—	756,575	7.4%	—	—	—
Total/Weighted Average	1,207	10,272,323	100.0%	$133,909	100.0%	$14.07

(1)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(3)	Annualized base rent divided by gross leasable area.

(4)	Leases executed but not commenced are included in the vacant totals.

20

Lease Expiration Analysis as of September 30, 2015

Unconsolidated (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

All Anchor Leases (2)
2015	1	13,498	0.3%	$243	0.3%	$18.00
2016	3	90,193	1.8%	1,252	1.8%	13.88
2017	16	455,233	9.0%	6,116	8.7%	13.43
2018	15	518,547	10.2%	5,753	8.1%	11.09
2019	16	440,443	8.7%	5,480	7.8%	12.44
2020	15	424,730	8.4%	4,354	6.2%	10.25
2021	6	140,682	2.8%	675	1.0%	4.80
2022	7	306,352	6.0%	3,357	4.8%	10.96
2023	10	285,783	5.6%	3,677	5.2%	12.87
2024+	25	983,048	19.4%	13,720	19.4%	13.96
Vacant (5)	—	12,044	0.2%	—	—	—
Total/Weighted Average	114	3,670,553	72.4%	$44,627	63.3%	$12.20

All Non-Anchor Leases (2)
2015	11	29,642	0.6%	$538	0.8%	$18.15
2016	62	140,532	2.8%	2,948	4.2%	20.98
2017	51	123,528	2.4%	2,795	4.0%	22.63
2018	87	213,318	4.2%	4,773	6.8%	22.38
2019	71	156,319	3.1%	3,170	4.5%	20.28
2020	66	178,209	3.5%	3,703	5.2%	20.78
2021	33	99,789	2.0%	2,209	3.1%	22.14
2022	18	49,715	1.0%	1,052	1.5%	21.16
2023	20	68,478	1.4%	1,686	2.4%	24.62
2024+	37	135,165	2.7%	2,986	4.2%	22.09
Vacant (5)	—	199,681	3.9%	—	—	—
Total/Weighted Average	456	1,394,376	27.6%	$25,860	36.7%	$21.65

All Leases
2015	12	43,140	0.9%	$781	1.1%	$18.10
2016	65	230,725	4.6%	4,200	6.0%	18.20
2017	67	578,761	11.4%	8,911	12.7%	15.40
2018	102	731,865	14.4%	10,526	14.9%	14.38
2019	87	596,762	11.8%	8,650	12.3%	14.49
2020	81	602,939	11.9%	8,057	11.4%	13.36
2021	39	240,471	4.8%	2,884	4.1%	11.99
2022	25	356,067	7.0%	4,409	6.3%	12.38
2023	30	354,261	7.0%	5,363	7.6%	15.14
2024+	62	1,118,213	22.1%	16,706	23.6%	14.94
Vacant (5)	—	211,725	4.1%	—	—	—
Total/Weighted Average	570	5,064,929	100.0%	$70,487	100.0%	$14.52

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

21

Lease Expiration Analysis as of September 30, 2015

Total (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

All Anchor Leases (2)
2015	4	57,594	0.4%	$1,256	0.6%	$21.81
2016	17	419,423	2.7%	5,065	2.5%	12.08
2017	35	1,061,961	6.9%	13,103	6.4%	12.34
2018	35	1,073,261	7.0%	11,941	5.8%	11.13
2019	48	1,688,226	11.0%	19,613	9.6%	11.62
2020	39	1,121,836	7.3%	12,254	6.0%	10.92
2021	33	968,819	6.3%	12,192	6.0%	12.58
2022	34	915,310	6.0%	10,008	4.9%	10.93
2023	25	696,626	4.5%	7,996	3.9%	11.48
2024+	72	2,311,082	15.1%	29,912	14.6%	12.94
Vacant (5)	—	381,431	2.5%	—	—	—
Total/Weighted Average	342	10,695,569	69.7%	$123,340	60.3%	$11.96

All Non-Anchor Leases (2)
MTM	15	21,428	0.1%	$393	0.2%	$18.34
2015	49	123,398	0.8%	2,044	1.0%	16.56
2016	196	485,362	3.2%	9,267	4.5%	19.09
2017	179	461,507	3.0%	9,022	4.4%	19.55
2018	251	618,209	4.0%	13,115	6.4%	21.21
2019	218	591,172	3.9%	11,430	5.6%	19.33
2020	206	593,722	3.9%	12,022	5.9%	20.25
2021	87	293,945	1.9%	6,127	3.0%	20.84
2022	65	245,881	1.6%	4,605	2.3%	18.73
2023	54	194,113	1.3%	4,278	2.1%	22.04
2024+	115	426,077	2.8%	8,753	4.3%	20.54
Vacant (5)	—	586,869	3.8%	—	—	—
Total/Weighted Average	1,435	4,641,683	30.3%	$81,056	39.7%	$19.99

All Leases
MTM	15	21,428	0.1%	$393	0.2%	$18.34
2015	53	180,992	1.2%	3,300	1.6%	18.23
2016	213	904,785	5.9%	14,332	7.0%	15.84
2017	214	1,523,468	9.9%	22,125	10.8%	14.52
2018	286	1,691,470	11.0%	25,056	12.2%	14.81
2019	266	2,279,398	14.9%	31,043	15.2%	13.62
2020	245	1,715,558	11.2%	24,276	11.9%	14.15
2021	120	1,262,764	8.2%	18,319	9.0%	14.51
2022	99	1,161,191	7.6%	14,613	7.2%	12.58
2023	79	890,739	5.8%	12,274	6.0%	13.78
2024+	187	2,737,159	17.9%	38,665	18.9%	14.13
Vacant (5)	—	968,300	6.3%	—	—	—
Total/Weighted Average	1,777	15,337,252	100.0%	$204,396	100.0%	$14.22

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

22

Leasing Activity for the three and nine months ended September 30, 2015

Consolidated

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2015	7	38,432	$583	$15.17	$720	$18.73	$137	$3.56	23.5%
2Q 2015	11	33,455	484	14.47	552	16.50	68	2.03	14.0%
3Q 2015	6	95,095	403	4.24	1,133	11.91	730	7.67	181.1%

2015 Total	24	166,982	$1,470	$8.80	$2,405	$14.40	$935	$5.60	63.6%

Renewal Lease Summary (2)
1Q 2015	40	236,560	$3,220	$13.61	$3,491	$14.76	$271	$1.15	8.4%
2Q 2015	42	181,682	2,696	14.84	2,749	15.13	53	0.29	2.0%
3Q 2015	44	306,615	4,015	13.09	4,288	13.98	273	0.89	6.8%

2015 Total	126	724,857	$9,931	$13.70	$10,528	$14.52	$597	$0.82	6.0%

Non-Comparable Lease Summary (3)
1Q 2015	8	130,705	$—	$—	$1,389	$10.63
2Q 2015	4	19,346	—	—	265	13.70
3Q 2015	5	17,544	—	—	238	13.57

2015 Total	17	167,595	$—	$—	$1,892	$11.29

Unconsolidated (4)

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2015	4	9,348	$180	$19.26	$191	$20.43	$11	$1.17	6.1%
2Q 2015	2	10,099	137	13.57	162	16.04	25	2.47	18.2%
3Q 2015	4	15,717	257	16.35	263	16.73	6	0.38	2.3%

2015 Total	10	35,164	$574	$16.32	$616	$17.52	$42	$1.20	7.3%

Renewal Lease Summary (2)
1Q 2015	19	113,588	$2,068	$18.21	$2,264	$19.93	$196	$1.72	9.5%
2Q 2015	20	51,823	1,024	19.76	1,125	21.71	101	1.95	9.9%
3Q 2015	19	122,077	1,569	12.85	1,861	15.24	292	2.39	18.6%

2015 Total	58	287,488	$4,661	$16.21	$5,250	$18.26	$589	$2.05	12.6%

Non-Comparable Lease Summary (3)
1Q 2015	2	4,710	$—	$—	$144	$30.57
2Q 2015	3	6,792	—	—	153	22.53
3Q 2015	6	22,300	—	—	452	20.27

2015 Total	11	33,802	$—	$—	$749	$22.16

(1)	The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(2)	Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(4)	Includes leasing activity on unconsolidated properties owned by joint ventures.

23

Leasing Activity for the three and nine months ended September 30, 2015

Total (4)

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2015	11	47,780	$763	$15.97	$911	$19.07	$148	$3.10	19.4%
2Q 2015	13	43,554	621	14.26	714	16.39	93	2.13	15.0%
3Q 2015	10	110,812	660	5.96	1,396	12.60	736	6.64	111.5%

2015 Total	34	202,146	$2,044	$10.11	$3,021	$14.94	$977	$4.83	47.8%

Renewal Lease Summary (2)
1Q 2015	59	350,148	$5,288	$15.10	$5,755	$16.44	$467	$1.34	8.8%
2Q 2015	62	233,505	3,720	15.93	3,874	16.59	154	0.66	4.1%
3Q 2015	63	428,692	5,584	13.03	6,149	14.34	565	1.31	10.1%

2015 Total	184	1,012,345	$14,592	$14.41	$15,778	$15.59	$1,186	$1.18	8.1%

Non-Comparable Lease Summary (3)
1Q 2015	10	135,415	$—	$—	$1,533	$11.32
2Q 2015	7	26,138	—	—	418	15.99
3Q 2015	11	39,844	—	—	690	17.32

2015 Total	28	201,397	$—	$—	$2,641	$13.11

(1)	The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(2)	Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(4)	Includes leasing activity on unconsolidated properties owned by joint ventures.

24

Leasing Activity - Anchors and Non-Anchors for the three months ended September 30, 2015

Consolidated (1)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	5	1	6
Gross Leasable Area (Sq.Ft.)	11,095	84,000	95,095
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.48	11.18	11.91

Renewals
Number of Leases	36	8	44
Gross Leasable Area (Sq.Ft.)	106,646	199,969	306,615
Base Rent/Sq.Ft. ($/Sq.Ft.)	$21.27	10.10	13.98

Non-Comparable Leases (3)
Number of Leases	5	—	5
Gross Leasable Area (Sq.Ft.)	17,544	—	17,544
Base Rent/Sq.Ft. ($/Sq.Ft.)	$13.57	—	13.57

Total New, Renewal and Non-Comparable Leases
Number of Leases	46	9	55
Gross Leasable Area (Sq.Ft.)	135,285	283,969	419,254
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.96	10.42	13.49

Unconsolidated (1) (4)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	4	—	4
Gross Leasable Area (Sq.Ft.)	15,717	—	15,717
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.73	—	16.73

Renewals
Number of Leases	17	2	19
Gross Leasable Area (Sq.Ft.)	41,069	81,008	122,077
Base Rent/Sq.Ft. ($/Sq.Ft.)	$22.90	11.36	15.24

Non-Comparable Leases (3)
Number of Leases	6	—	6
Gross Leasable Area (Sq.Ft.)	22,300	—	22,300
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.28	—	20.27

Total New, Renewal and Non-Comparable Leases
Number of Leases	27	2	29
Gross Leasable Area (Sq.Ft.)	79,086	81,008	160,094
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.93	11.36	16.09

Total (1) (4)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	9	1	10
Gross Leasable Area (Sq.Ft.)	26,812	84,000	110,812
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.03	11.18	12.60

Renewals
Number of Leases	53	10	63
Gross Leasable Area (Sq.Ft.)	147,715	280,977	428,692
Base Rent/Sq.Ft. ($/Sq.Ft.)	$21.72	10.46	14.34

Non-Comparable Leases (3)
Number of Leases	11	—	11
Gross Leasable Area (Sq.Ft.)	39,844	—	39,844
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.32	—	17.32

Total New, Renewal and Non-Comparable Leases
Number of Leases	73	11	84
Gross Leasable Area (Sq.Ft.)	214,371	364,977	579,348
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.32	10.63	14.21

(1)	The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(4)	Includes leasing activity on unconsolidated properties owned by joint ventures.

25

Property Transactions for the nine months ended September 30, 2015

Property Acquisitions

Acquisition Date	Property	City	State	GLA Sq.Ft.	Approx. Ground Lease Sq. Ft. (1)	Purchase Price	Cap Rate (2)	Financial Occupancy	Anchors	Year Built / Renovated

Consolidated Portfolio
03/10/15	Westbury Square	Huntsville	AL	114,904	—	$23,417	6.50%	100%	Michaels, TJ Maxx, Stein Mart	1990

PGGM Joint Venture
02/02/15	Argonne Village	Lakeville	MN	109,869	—	26,304	6.61%	100%	Roundy's (subleased to Cub Foods)	2005
05/07/15	Creekside Commons	Mentor	OH	201,893	6,519	28,300	6.88%	99%	Kohl's, Gordmans, Home Goods, Party City	1995
04/02/15	Cedar Center North	South Euclid	OH	61,420	—	15,415	7.18%	90%	PetSmart	2012
02/02/15	Eastgate Crossing	Cincinnati	OH	174,740	—	26,304	6.61%	97%	Marshall's, Ashley Furniture, Kroger, Jo-Ann	1991 / 2007

IPCC Joint Venture
06/05/15	University Center	Jacksonville	FL	102,885	2,866	15,750	6.95%	100%	Dollar Tree, TJ Maxx, Beall's Outlet, LA Fitness,	1974 / 2014

IRC-NARE Joint Venture
02/12/15	1300 Meacham Road (3)	Schaumburg	IL	—	—	4,500	(3)	(3)	(3)	(3)

				765,711	9,385	$139,990
Property Dispositions

Disposition Date	Property	City	State	GLA Sq.Ft.	Approx. Ground Lease Sq. Ft. (4)	Sales Price	Gain on Sale	Provision for Asset Impairment

Consolidated Portfolio
02/26/15	Mokena Marketplace (partial)	Mokena	IL	—	4,305	$5,325	$1,434	$—
05/14/15	Park Square Outlot	Brooklyn Park	MN	5,620	—	1,600	912	—
06/05/15	Eastgate Center	Lombard	IL	129,101	—	4,100	—	2,397
06/30/15	Mokena Marketplace (partial)	Mokena	IL	—	—	775	329	—
07/07/15	Regal Showplace (partial)	Crystal Lake	IL	73,000	—	16,953	114	—
07/29/15	Wauconda Crossing (partial)	Wauconda	IL	76,262	—	4,300	—	2,543
09/03/15	Park St. Clair (partial)	Schaumburg	IL	71,400	—	13,000	6,336	—

				355,383	4,305	$46,053	$9,125	$4,940
Development Property Dispositions

Disposition Date	Property	City	State	Acres	Sales Price	Gain on Sale (5)

TTDI Joint Venture
01/16/15	Tanglewood Pavilion (partial)	Elizabeth City	NC	1.1	$515	$72

				1.1	$515	$72

(1)	The purchase price of these properties includes square footage subject to ground leases. Ground lease square footage is not included in our GLA.

(2)
The cap rate disclosed is as of the time of acquisition and is calculated by dividing the forecasted net operating income ("NOI") by the purchase price. Forecasted NOI is defined as forecasted net income for the twelve months following the acquisition of the property, calculated in accordance with U.S. GAAP, excluding straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense, less a vacancy factor to allow for potential tenant move-outs or defaults.

(3)	Our joint venture with North American Real Estate acquired land to develop three pad sites which will be ground lease or build-to-suit opportunities.

(4)	The sales price of these properties includes square footage subject to ground leases. Ground lease square footage is not included in our GLA.

(5)	Amounts shown are our pro-rata share.

26

Development Pipeline as of September 30, 2015

Project / Entity	Major Tenants	Anticipated Construction Completion Date	Estimated Budget Costs	Estimated IRC Equity to be Invested	Project Costs to Date	IRC Equity Invested to Date	Projected GLA upon completion
Active Development Projects
Pulaski Promenade Chicago, IL INP Retail LP (1)	Michaels, Ross Dress for Less, Marshall's, Shoe Carnival, PetSmart	Q4 2015	$32,358	$3,871	$24,296	$3,855	133,281
Tanglewood Pavilion Elizabeth City, NC IRC/Thompson Thrift	TJ Maxx, Ross Dress for Less, Hobby Lobby, Wal-Mart(non-owned)	Q4 2015	22,126	3,945	17,909	3,945	157,847
Shoppes at Rainbow Landing Rainbow City, AL Consolidated	Publix	Q4 2015	12,679	12,679	10,218	10,218	64,759
1300 Meacham Road Schaumburg, IL IRC/NARE	None	Q3 2016	8,500	8,075	4,934	4,520	10,000-18,000
Southshore Shopping Center Boise, ID Consolidated	Gordmans, Albertsons (non-owned)	—	—	—	5,910	5,910	106,972

Redevelopment Projects
Joliet Commons Ph I & II Joliet, IL Consolidated	Dick's Sporting Goods, DSW Shoe Warehouse	Q4 2015	6,630	6,630	5,733	5,733	—
Dunkirk Square Maple Grove, MN Consolidated	Hobby Lobby	Q4 2015	1,600	1,600	903	903	—

Land Held for Future Development
Savannah Crossing Aurora, IL TMK/Inland Aurora Venture LLC	Wal-Mart (non-owned), Walgreens (non-owned)	—	—	—	2,253	—	—
North Aurora Towne Centre North Aurora, IL Consolidated	Best Buy, Target (non-owned), JC Penney (non-owned)	—	—	—	12,188	12,188	—
Shops at Lakemoor Lakemoor, IL Consolidated	None	—	—	—	10,234	10,234	—

(1)	The estimated budget is shown including approximately $5,900 of anticipated TIF proceeds, the final amount of which will be determined upon project completion.

27

Unconsolidated Joint Venture Summary as of September 30, 2015

Venture with PGGM Private Real Estate Fund (INP Retail LP)

Acquisition Date	Property	City	State	GLA	IRC % Interest	IRC Investment
07/01/10	Mallard Crossing Shopping Center	Elk Grove Village	IL	82,920	55%	$2,587
07/01/10	Shannon Square Shoppes	Arden Hills	MN	97,638	55%	5,331
07/01/10	Woodland Commons	Buffalo Grove	IL	170,034	55%	3,656
08/30/10	Point at Clark	Chicago	IL	95,455	55%	5,096
10/25/10	Diffley Marketplace	Egan	MN	71,903	55%	3,628
01/11/11	Joffco Square	Chicago	IL	95,204	55%	4,670
03/01/11	Byerly's Burnsville	Burnsville	MN	72,339	55%	1,805
03/08/11	Shops of Plymouth Town Center	Plymouth	MN	84,003	55%	(912)
06/02/11	Red Top Plaza	Libertyville	IL	151,840	55%	4,481
06/02/11	Village Ten Shopping Center	Coon Rapids	MN	208,127	55%	1,567
09/19/11	Stuart's Crossing	St. Charles	IL	85,529	55%	(854)
09/21/11	Champlin Marketplace	Champlin	MN	91,970	55%	3,053
11/09/11	Quarry Retail	Minneapolis	MN	281,472	55%	(3,766)
11/15/11	Caton Crossings	Plainfield	IL	83,792	55%	(1,515)
11/18/11	Woodfield Plaza	Schaumburg	IL	177,160	55%	(5,368)
11/29/11	Brownstones Shopping Center	Brookfield	WI	137,816	55%	4,080
12/07/11	Elston Plaza	Chicago	IL	87,946	55%	3,747
12/15/11	Turfway Commons	Florence	KY	105,471	55%	1,851
02/21/12	Riverdale Commons	Coon Rapids	MN	231,753	55%	(1,259)
02/24/12	Silver Lake Village	St. Anthony	MN	162,737	55%	7,377
02/29/12	Stone Creek Towne Center	Cincinnati	OH	142,824	55%	5,890
04/10/12	Four Flaggs	Niles	IL	325,972	55%	9,402
04/13/12	Woodbury Commons	Woodbury	MN	116,196	55%	5,856
12/11/12	Westgate	Fairview Park	OH	241,838	55%	15,080
08/20/13	Evergreen Promenade	Evergreen Park	IL	92,423	55%	1,653
09/11/13	Capitol and 124th Shopping Center	Wauwatosa	WI	54,204	55%	5,256
09/11/13	Pilgrim Village	Menomonee Falls	WI	31,331	55%	4,839
09/11/13	Timmerman Plaza	Milwaukee	WI	40,343	55%	3,283
10/08/13	Cedar Center South	University Heights	OH	136,080	55%	4,287
12/19/13	Fort Smith Pavilion	Fort Smith	AR	280,568	55%	4,861
06/30/14	Newport Pavilion	Newport	KY	205,053	55%	21,696
08/19/14	Princess City Plaza	Mishawaka	IN	172,181	55%	15,041
09/10/14	Pulaski Promenade (1)	Chicago	IL	—	55%	3,479
02/02/15	Argonne Village	Lakeville	MN	109,869	55%	14,130
04/02/15	Cedar Center North	South Euclid	OH	61,420	55%	2,108
05/07/15	Creekside Commons	Mentor	OH	201,893	55%	6,203
05/29/15	Eastgate Crossing	Cincinnati	OH	174,740	55%	3,476

				4,962,044		$165,795

Development Joint Venture with TMK Development (TMK/Inland Aurora Venture, LLC)

Acquisition Date	Property	City	State	Acres	IRC % Interest	IRC Investment
01/05/06	Savannah Crossing	Aurora	IL	5 Acres	40%	$(304)

1)
Our joint venture with PGGM acquired vacant land and has substantially completed construction of the approximately 133,000 square foot shipping center through a development partnership that is 80% leased to Marshall's, Ross Dress for Less, Michaels, PetSmart and Shoe Carnival.

28

Unconsolidated Joint Venture Summary as of September 30, 2015

Joint Venture with Inland Private Capital Corporation ("IPCC") (IRC/IREX Venture II, LLC)

Date	Property (1)	City	State	GLA	IRC % Interest	IRC Investment
06/05/15	University Center	Jacksonville	FL	102,885	80%	3,625

				102,885		$3,625

IPCC Joint Venture Property Status

Property (1)	Location	% DST Ownership	Pro Rata Share of Acquisition Fee	Acquisition Fee Earned for the nine months ended September 30, 2015
Mountain View Square	Wausau, WI	100%	$143	$38
Family Dollar Portfolio (2)	Various	100%	225	73
Family Dollar Portfolio (3)	Various	100%	274	41
University Center	Jacksonville, FL	20%	157	31

			$799	$183

1)
These properties are not consolidated because upon the first sale of equity interest by the joint venture through a private placement offering with respect to a particular property, the Company begins accounting for its equity interest in that property under the equity method of accounting.

2)
This portfolio includes twelve Family Dollar stores, located in Fruitland Park, FL, Bell, FL, Ocala, FL, Citrus Springs, FL, Phenix City, AL, Ponchatoula, LA, Oklahoma City, OK, Tulsa, OK, Salisbury, NC, King George, VA, Farmington, NY and Independence, KY.

3)
This portfolio includes fourteen Family Dollar stores, located in Rice, TX, Fort Worth, TX, Bremond, TX, Sardis, GA, McDonough, GA, Leesburg, GA, Mableton, GA, Macon (Mercer), GA, Clarkston, GA, Columbus, GA, Macon (Rocky Creek), GA, Huber Heights, OH, Pacolet, SC, Chaffee, MO.

29

Investment Properties as of September 30, 2015

As of September 30, 2015, we owned fee simple interests in 99 investment properties (excluding properties owned by unconsolidated joint ventures). Total properties are comprised of 12 single-user retail properties, 33 Neighborhood Retail Centers, 26 Community Centers, 27 Power Centers and 1 Lifestyle Center. These investment properties are located in the states of Alabama (1), Florida (1), Illinois (65), Indiana (5), Minnesota (17), Nebraska (1), Ohio (2) and Wisconsin (7). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Single-User
Carmax	Schaumburg	IL	93,333	12/98	1998	100%	Carmax
Carmax	Tinley Park	IL	94,518	12/98	1998	100%	Carmax
County Fair Marketplace (f/k/a Cub Foods)	Hutchinson	MN	60,208	01/03	1999	100% (3)	Cub Foods (3)
Freeport Commons	Freeport	IL	24,049	12/98	1998	100%	Staples
Fresh Market	Lincolnshire	IL	20,414	10/12	2013	100%	The Fresh Market
Glendale Heights Retail	Glendale Heights	IL	68,879	09/97	1997	100% (3)	Dominick's (3)
Mosaic Crossing	West Chicago	IL	78,271	01/98	1990/2013	100%	Old Time Pottery
PetSmart	Gurnee	IL	25,692	04/01	1997	100%	PetSmart
Pick 'N Save	Waupaca	WI	63,780	03/06	2002	100%	Pick 'N Save
Roundy's	Menomonee Falls	WI	103,611	11/10	2010	100%	Super Pick 'N Save
Verizon	Joliet	IL	4,504	05/97	1995	100%	None
Wauconda Crossings	Wauconda	IL	13,905	08/06	1997	100%	Walgreens

Neighborhood Retail Centers
22nd Street Plaza Outlot	Oakbrook Terrace	IL	9,970	11/97	1985/2004	75%	None
Big Lake Town Square	Big Lake	MN	67,858	01/06	2005	100% (3)	Coborn's Super Store
Brunswick Market Center	Brunswick	OH	119,540	12/02	1997/1998	96%	Buehler's Fresh Foods
Cliff Lake Centre	Eagan	MN	74,182	09/99	1988	90%	None
Cobbler Crossing	Elgin	IL	102,643	05/97	1993	90%	Jewel Osco
Downers Grove Market	Downers Grove	IL	103,419	03/98	1998	98%	Angelo Caputo's
Dunkirk Square	Maple Grove	MN	85,322	09/99	1998/2014	94%	Hobby Lobby, Dollar Tree
Edinburgh Festival	Brooklyn Park	MN	91,563	10/98	1997	95%	Festival Foods
Elmhurst City Centre	Elmhurst	IL	39,090	02/98	1994/2002	100%	Walgreens
Forest Lake Marketplace	Forest Lake	MN	93,853	09/02	2001	97% (3)	Cub Foods
Grand Hunt Center Outlot	Gurnee	IL	21,194	12/96	1996	100%	None
Hammond Mills	Hammond	IN	78,801	12/98 05/99	1998/1999/2011	100%	Food 4 Less
Hickory Creek Market Place	Frankfort	IL	55,831	08/99	1999	87%	Goodwill
Iroquois Center	Naperville	IL	140,981	12/97	1983	50% (3)	Planet Fitness, Xilin Association
Maple View	Grayslake	IL	105,642	03/05	2000/2005	100%	Jewel Osco
Medina Marketplace	Medina	OH	92,446	12/02	1956/1999/ 2010	98%	Giant Eagle
Mundelein Plaza	Mundelein	IL	16,803	03/96	1990	100%	None
Nantucket Square	Schaumburg	IL	56,981	09/95	1980/2011	91%	Go Play/Kidtown USA
Oak Forest Commons	Oak Forest	IL	108,563	03/98	1998	82%	Food 4 Less, O'Reilly Auto Parts
Oak Forest Commons III	Oak Forest	IL	7,424	06/99	1999	40%	None
Plymouth Collection	Plymouth	MN	45,915	01/99	1999	100%	Golf Galaxy
Ravinia Plaza	Orland Park	IL	101,605	10/06	1990/2012	98%	Whole Foods Market, Pier 1 Imports, Eva's Bridal
Regal Showplace	Crystal Lake	IL	16,928	03/05	1998	100%	None
Rose Plaza	Elmwood Park	IL	24,204	11/98	1997	100%	Binny's Beverage Depot
Schaumburg Plaza	Schaumburg	IL	61,282	06/98	1994/2012	95%	Jo-Ann, Party City
Shoppes at Mill Creek	Palos Park	IL	102,422	03/98	1989	99% (3)	Jewel Osco
Shops at Cooper's Grove	Country Club Hills	IL	72,518	01/98	1991	18%	None
Six Corners Plaza	Chicago	IL	80,596	10/96	1966/2005	39%	Fallas
St. James Crossing	Westmont	IL	49,994	03/98	1990	82%	None
Townes Crossing	Oswego	IL	105,989	08/02	1988	85%	Jewel Osco
Wauconda Shopping Center	Wauconda	IL	34,286	05/98	1988	81%	Dollar Tree
Westriver Crossings	Joliet	IL	32,452	08/99	1999	90%	None
Woodland Heights	Streamwood	IL	120,436	06/98	1956/1997	94% (3)	Jewel Osco, U.S. Postal Service

30

Investment Properties as of September 30, 2015

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Community Centers
Apache Shoppes	Rochester	MN	60,780	12/06	2005/2006/ 2010	100%	Trader Joe's, Chuck E. Cheese's
Aurora Commons	Aurora	IL	126,088	01/97	1988/2013	78%	Ross Dress for Less, Dollar Tree, Fallas
Bergen Plaza	Oakdale	MN	262,525	04/98	1978	62%	Cub Foods, Dollar Tree
Bohl Farm Marketplace	Crystal Lake	IL	97,287	12/00	2000	98%	Dress Barn, Barnes & Noble, Buy Buy Baby
Burnsville Crossing	Burnsville	MN	97,210	09/99	1989/2010	99%	PetSmart, Becker Furniture World
Chatham Ridge	Chicago	IL	175,991	02/00	1999/2009	93%	Food 4 Less, Marshall's
Chestnut Court	Darien	IL	172,918	03/98	1987/2009/ 2012	95%	X-Sport Fitness, Tuesday Morning, Jo-Ann, Oakridge Hobbies & Toys, Ross Dress for Less, Salvation Army Family Store
Goldenrod Marketplace	Orlando	FL	91,497	12/13	2013	95%	LA Fitness, Marshall's
Greentree Centre & Outlot	Racine	WI	169,268	02/05	1990/1993	94%	Pick 'N Save, K-Mart
Hawthorn Village Commons	Vernon Hills	IL	98,806	08/96	1979/2012	97%	Dollar Tree, Hobby Lobby
Lansing Square	Lansing	IL	56,613	12/96	1991/2014	31%	None
Marketplace at Six Corners	Chicago	IL	116,941	11/98	1997	100%	Jewel Osco, Marshall's
Mokena Marketplace	Mokena	IL	49,058	03/14	2008	76%	Party City, PetSmart
Orchard Crossing	Ft. Wayne	IN	130,131	04/07	2008	99%	Gordmans, Dollar Tree
Park Avenue Centre	Highland Park	IL	64,943	06/97	1996/2005/ 2010	100%	Staples, TREK Bicycle Store, Illinois Bone and Joint
Park Center	Tinley Park	IL	132,288	12/98	1988	92%	Charter Fitness, Chuck E. Cheese's, Old Country Buffet, Sears Outlet
Park St. Claire	Schaumburg	IL	11,859	12/96	1994	100%	None
Shingle Creek Center	Brooklyn Center	MN	39,146	09/99	1986	72%	None
Shops at Orchard Place	Skokie	IL	159,091	12/02	2000	91%	DSW Shoe Warehouse, Ulta, Petco, Walter E Smithe, Party City, Nordstrom Rack
Skokie Fashion Square	Skokie	IL	84,857	12/97	1984/2010	91%	Ross Dress for Less, Produce World
Skokie Fashion Square II	Skokie	IL	7,151	11/04	1984/2010	100%	None
Thatcher Woods Center	River Grove	IL	187,724	04/02	1969/1999	86%	Walgreens, Hanging Garden Banquet, Binny's Beverage Depot, Sears Outlet, Dominick's (subleased to Rich's Fresh Market), Ross Dress for Less
The Plaza	Brookfield	WI	107,952	02/99	1985	86%	CVS, Guitar Center, Hooters
Two Rivers Plaza	Bolingbrook	IL	57,900	10/98	1994	100%	Marshall's, Pier 1 Imports
University Center	St. Paul	MN	43,645	09/99	1998/2013	100%	High School for the Recording Arts
Westbury Square	Huntsville	AL	114,904	03/15	1990	99%	Michaels, TJ Maxx, Stein Mart

Power Centers
Baytowne Shoppes/Square	Champaign	IL	118,305	02/99	1993	100% (3)	Staples, PetSmart, Party City, Citi Trends, Ulta
Bradley Commons	Bradley	IL	174,348	11/11	2007/2011	99%	Shoe Carnival, Ulta, Bed, Bath & Beyond, Dick's Sporting Goods, Petco
Crystal Point	Crystal Lake	IL	357,914	07/04	1976/1998/ 2012	97% (3)	Best Buy, K-Mart (3), Bed, Bath & Beyond, The Sports Authority, World Market, Ross Dress for Less, The Fresh Market
Deertrace Kohler	Kohler	WI	149,924	07/02	2000	98%	The Boston Store, TJ Maxx, Dollar Tree, Ulta, Jo-Ann
Deertrace Kohler II	Kohler	WI	24,292	08/04	2003/2004	100%	None
Joliet Commons	Joliet	IL	187,949	10/98	1995	66%	PetSmart, Barnes & Noble, Old Navy, Party City, Jo-Ann, BC Osaka Hibachi Grill
Joliet Commons Phase II	Joliet	IL	40,444	02/00	1999	100%	Ross Dress for Less
Mankato Heights Plaza	Mankato	MN	155,173	04/03	2002	96%	TJ Maxx, Michaels, Old Navy, Pier 1 Imports, Petco
Maple Park Place	Bolingbrook	IL	210,746	01/97	1992/2004	98%	X-Sport Fitness, The Sports Authority, Best Buy, Ross Dress for Less, Party City
Orland Park Place	Orland Park	IL	592,495	04/05	1980/1999	96%
K & G Superstore, Old Navy, Stein Mart, Barnes & Noble, DSW Shoe Warehouse, Bed, Bath & Beyond, Binny's Beverage Depot, Nordstrom Rack, Dick's Sporting Goods, Marshall's, Buy Buy Baby, HH Gregg, Ross Dress for Less, Penny Mustard Furnishings

Orland Park Place Outlots	Orland Park	IL	11,900	08/07	2007	100%	Dao
Orland Park Place Outlots II	Orland Park	IL	22,966	04/12	2007	91%	None

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Investment Properties as of September 30, 2015

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Power Centers
Park Place Plaza	St. Louis Park	MN	88,999	09/99	1997/2006	100%	Office Max, PetSmart
Pine Tree Plaza	Janesville	WI	186,523	10/99	1998	99%	Gander Mountain, TJ Maxx, Staples, Michaels, Old Navy, Petco
Prairie Crossings Shopping Center	Frankfort	IL	109,079	10/14	2003	99%	Office Depot, The Sports Authority, Bed, Bath & Beyond
Randall Square	Geneva	IL	216,674	05/99	1999	94%	Marshall's, Bed, Bath & Beyond, PetSmart, Michaels, Party City, Old Navy
Rivertree Court	Vernon Hills	IL	308,610	07/97	1988/2011	98% (3)	Best Buy, Discovery Clothing, TJ Maxx, Michaels, Harlem Furniture, Gordmans, Old Navy, Pier 1 Imports, Ross Dress for Less, Shoe Carnival
Rochester Marketplace	Rochester	MN	70,213	09/03	2001/2003	100%	Staples, PetSmart
Salem Square	Countryside	IL	116,992	08/96	1973/1985/ 2009	100%	TJ Maxx/Home Goods, Marshall's
Schaumburg Promenade	Schaumburg	IL	91,831	12/99	1999	100%	Ashley Furniture, DSW Shoe Warehouse, Destination XL
Shakopee Outlot	Shakopee	MN	12,285	03/06	2007	100%	None
Shakopee Valley Marketplace	Shakopee	MN	146,362	12/02	2000/2001	99% (3)	Kohl's, Office Max
Shoppes at Grayhawk	Omaha	NE	81,000	02/06	2001/2004	82%	Michaels, Lowe's (4)
University Crossings	Granger	IN	111,651	10/03	2003	94%	Marshall's, Petco, Dollar Tree, Pier 1 Imports, Ross Medical Education Center, Babies R Us (4)
Valparaiso Walk	Valparaiso	IN	137,500	12/12	2005	100%	Best Buy, Michaels, Marshall's, Bed, Bath & Beyond
Warsaw Commons	Warsaw	IN	87,826	04/13	2012	96%	Dollar Tree, TJ Maxx, PetSmart, Ulta
Woodfield Commons E/W	Schaumburg	IL	208,148	10/98	1973/1975/ 1997/2007/ 2012	100%	Toys R Us, Discovery Clothing, REI, Hobby Lobby, Ross Dress for Less, Half Price Books

Lifestyle Centers
Algonquin Commons	Algonquin	IL	563,704	02/06	2004/2005	91% (3)	PetSmart, Office Max, Pottery Barn, Old Navy, DSW Shoe Warehouse, Discovery Clothing, Dick's Sporting Goods, Trader Joe's, Ulta, Charming Charlie, Ross Dress for Less, Gordmans

Total			10,272,323			92%

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Investment Properties as of September 30, 2015

As of September 30, 2015, we owned fee simple interests in 36 investment properties through our unconsolidated joint ventures and we owned Delaware Statutory Trust interests in the 1 property owned through our IPCC joint venture. Total properties are comprised of 14 Neighborhood Retail Centers, 10 Community Centers and 13 Power Centers. These investment properties are located in the states of Arkansas (1), Florida (1), Illinois (11), Indiana (1), Kentucky (2), Minnesota (11), Ohio (6) and Wisconsin (4). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Neighborhood Retail Centers
Argonne Village	Lakeville	MN	109,869	02/15	2005	100%	Roundy's (subleased to Cub Foods)
Byerly's Burnsville	Burnsville	MN	72,339	09/99	1988	98%	Byerly's Food Store, Erik's Bike Shop
Capitol and 124th Shopping Center	Wauwatosa	WI	54,204	09/13	1998/2012	100%	Wal-Mart, Petco
Caton Crossings	Plainfield	IL	83,792	06/03	1998	98%	Tony's Finer Foods
Champlin Marketplace	Champlin	MN	91,970	09/11	1999/2005	95%	Cub Foods
Diffley Marketplace	Egan	MN	71,903	10/10	2008	91%	Cub Foods
Elston Plaza	Chicago	IL	87,946	12/11	1983/2010	100%	Jewel Osco, O'Reilly Auto Parts
Mallard Crossing Shopping Center	Elk Grove Village	IL	82,920	05/97	1993	95% (3)	Food 4 Less (3)
Pilgrim Village	Menomonee Falls	WI	31,331	09/13	1984/2012	100%	Wal-Mart (4), Friends of Nature
Red Top Plaza	Libertyville	IL	151,840	06/11	1981/2008	93%	Jewel Osco
Shannon Square Shoppes	Arden Hills	MN	97,638	03/04 06/04	2003	90%	Cub Foods
Shops of Plymouth Town Center	Plymouth	MN	84,003	03/99	1991	100%	The Foursome, Inc., Cub Foods
Stuart's Crossing	St. Charles	IL	85,529	08/98	1999	98%	Jewel Osco
Timmerman Plaza	Milwaukee	WI	40,343	09/13	1965/2013	68%	Dollar Tree

Community Centers
Brownstones Shopping Center	Brookfield	WI	137,816	11/11	1989/2009	96%	Metro Market, TJ Maxx
Cedar Center North	South Euclid	OH	61,420	04/15	2012	90%	PetSmart
Cedar Center South	University Heights	OH	136,080	10/13	1960/2006	80%	Tuesday Morning, Whole Foods Market, CVS, Dollar Tree
Creekside Commons	Mentor	OH	201,893	05/15	1995/2014	99%	Home Goods, Party City, Kohl's, Gordmans
Eastgate Crossing	Cincinnati	OH	174,740	05/15	1991/2007 /2010	97%	Marshall's, Jo-Ann, Kroger, Ashley Furniture
Evergreen Promenade	Evergreen Park	IL	92,423	08/13	2014	96%	Mariano's, PetSmart
Village Ten Shopping Center	Coon Rapids	MN	208,127	08/03	2002	100%	Dollar Tree, Life Time Fitness, Cub Foods
Woodbury Commons	Woodbury	MN	116,196	02/12	1992/2004/ 2012	97% (3)	Hancock Fabrics, Schuler Shoes, Dollar Tree, Becker Furniture World
Woodland Commons	Buffalo Grove	IL	170,034	02/99	1991/2013	87%	Mariano's, Marshall's

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Investment Properties as of September 30, 2015

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Community Centers (IPCC Joint Venture)
University Center	Jacksonville	FL	102,885	06/15	1974/2014	100%	Dollar Tree, LA Fitness, Beal's Outlet, TJ Maxx

Power Centers
Fort Smith Pavilion	Fort Smith	AR	280,568	12/13	2009/2011/ 2013	94%	Dick's Sporting Goods, Best Buy, Michaels, Books-A-Million, Old Navy, Shoe Carnival, Ulta, Bed Bath & Beyond, Petco
Four Flaggs	Niles	IL	325,972	11/02	1973/1998/ 2001/2010	98% (3)	Fresh Farms, Party City, Marshall's, PetSmart, Office Depot, Old Navy, Global Clinic, Ashley Furniture, Sears Outlet, Jo-Ann, Shoe Carnival
Joffco Square	Chicago	IL	95,204	01/11	2008	100%	Bed, Bath & Beyond, Best Buy, Jo-Ann
Newport Pavilion	Newport	KY	205,053	06/14	2009/2011	97%	Kroger (4), TJ Maxx, Dick's Sporting Goods, Michaels, PetSmart, Ulta
Point at Clark	Chicago	IL	95,455	06/10	1996	95%	DSW Shoe Warehouse, Marshall's, Michaels
Princess City Plaza	Mishawaka	IN	172,181	08/14	1998/2002	99%	Gordmans, PetSmart, Dick's Sporting Goods, Old Navy, Shoe Carnival
Quarry Retail	Minneapolis	MN	281,472	09/99	1997	99%	Home Depot, Cub Foods, PetSmart, Office Max, Party City, Michaels
Riverdale Commons	Coon Rapids	MN	231,753	09/99	1999	100% (3)	Rainbow (3), The Sports Authority, Office Max, Petco, Party City, Home Goods, Michaels
Silver Lake Village	St. Anthony	MN	162,737	02/12	1996/2005	89%	North Memorial Healthcare, Cub Foods, Wal-Mart (4)
Stone Creek Towne Center	Cincinnati	OH	142,824	02/12	2008/2010	98%	Bed, Bath & Beyond, Best Buy, Old Navy
Turfway Commons	Florence	KY	105,471	12/11	1993/2007	97%	Babies 'R' Us, Half Price Books, Guitar Center, Michaels
Westgate	Fairview Park	OH	241,838	03/12	2007/2011	90%	Books-A-Million, Lowe's (4), Petco, Marshall's, Kohl's (4), Earth Fare
Woodfield Plaza	Schaumburg	IL	177,160	01/98	1992	92%	Kohl's, Barnes & Noble, Buy Buy Baby, David's Bridal

Total			5,064,929			96%

Total/Weighted Average			15,337,252			94%

(1)
Financial Occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(2)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name used in this table may be different than the tenant name on the lease.

(3)	Tenant has vacated their space but is still contractually obligated under their lease to pay rent.

(4)	Ground lease tenants, ground lease square footage is excluded from GLA as we do not own that square footage.

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